Exhibit 99.1

February 12, 2009

Securities and Exchange Commission
460 Fifth Street N.W.
Washington, DC 20549

Re: Home Solutions of America, Inc.
Commission File Number: 001-31711

We have received a copy of the statements being made by Home Solutions of America, Inc. to be filed with the Securities and Exchange Commission, pursuant to Items 4.01 and 4.02 of Form 8-K dated February 6, 2009. We agree with the statements concerning our firm in such Form 8-K.

Sincerely,

KMJ Corbin & Company LLP